                                                                 EXHIBIT 10 (10)

                              SECOND AMENDMENT TO

                                LOAN AGREEMENT



          THIS SECOND AMENDMENT TO LOAN AGREEMENT (this "Second Amendment"),
                                                         ----------------
made and entered into as of March 31, 1995, by and among FRP FINANCING LIMITED, L.P. ("Borrower"), NOMURA ASSET CAPITAL CORPORATION ("Lender") and PACIFIC
       --------                                       ------
MUTUAL LIFE INSURANCE COMPANY ("Custodian").
                                ---------


                             W I T N E S S E T H :
                             - - - - - - - - - -


          WHEREAS, Borrower, Lender and Bankers Trust Company ("BTC") are
                                                                ---
parties to a Loan Agreement dated as of December 28, 1993, as amended by Amendment to Loan Agreement dated as of January 31, 1994 (collectively, the "Loan Agreement");
 --------------

          WHEREAS, Custodian has replaced BTC as "Custodian" under the Loan Agreement; and

          WHEREAS, in connection with the Securitization (as defined in the Loan Agreement), the parties hereto desire to amend the Loan Agreement in the respects more particularly set forth herein below.

          NOW, THEREFORE, Borrower, Lender and Custodian, acknowledging the accuracy of the foregoing recitals, hereby agree to amend the Loan Agreement as follows:

          1.   Section 1.1 of the Loan Agreement is hereby amended as follows:

          (a) The definitions of "Collateral", "Custodian", "Imputed Debt Service", "Pooling and Servicing Agreement", "Securitization Closing Date", "Servicer", "Single-Purpose Entity" and "Yield Maintenance Premium" are deleted in their entirety.

          (b) The following definitions are inserted in the appropriate alphabetical place:

               "Collateral" means, collectively, the Land, Improvements,
                ----------
     Equipment, Rents, Accounts (including rights to payment from patients or private insurers arising from the operation of each Facility, and, to the extent permitted by applicable law, all rights to payment from Medicare and Medicaid programs or similar state or federal programs, boards, bureaus or agencies), General Intangibles,

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     Instruments, Inventory, Money and (to the full extent assignable) Permits and all Proceeds, all whether now owned or hereafter acquired and all other property which is or hereafter may become subject to a Lien in favor of Lender as security for the Loan. Following a defeasance pursuant to
     Section 8.26, Collateral shall also include the pledged U.S. Obligations.
     ------------

               "Custodian" means Pacific Mutual Life Insurance Company or any
                ---------
     Person appointed by the Trustee as Custodian under the Pooling and Servicing Agreement or such Person's successor in interest.

               "D&P" means Duff & Phelps Credit Rating Co., or any successor
                ---
     thereto.

               "Defeasance Date" has the meaning provided in Section 8.26.
                ---------------                              ------------

               "Defeasance Deposit" means an amount equal to the total costs
                ------------------
     incurred or to be incurred in the purchase by Borrower of U.S. Obligations necessary to meet the Scheduled Defeasance Payments.

               "Fitch" means Fitch Investors Service, L.P., or any successor
                -----
     thereto.

               "Imputed Debt Service" means for any period (and calculated
                --------------------
     either for a Facility based on its Allocated Loan Amount or for the Facilities based on the Principal Indebtedness then outstanding) the aggregate amount of principal and interest payments (excluding for purposes of such calculations for the Facilities, as a whole, any Scheduled Defeasance Payments) that would be due and payable during the applicable period calculated using a debt constant computed on a 240 month amortization schedule with interest at the Interest Rate.

               "Pooling and Servicing Agreement" means the Pooling and
                -------------------------------
     Servicing Agreement to be entered into by and among Nomura Asset Securities Corporation, as depositor, Servicer, as servicer, LaSalle National Bank, as trustee and ABN AMRO Bank N.V., as fiscal agent, on the Securitization Date.

               "S&P" means Standard & Poor's Rating Group, or any successor
                ---
     thereto.

               "Scheduled Defeasance Payments" shall mean:
                -----------------------------

               (a) with respect to a defeasance in lieu of a prepayment in whole pursuant to Section 2.6(a), payments on
                 --------------

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

     or prior to, but as close as possible to, each scheduled Payment Date, after the Defeasance Date, upon which interest and principal payments are required under this Agreement (including the amounts due on the Maturity
     Date) and in amounts equal to the scheduled payments due on such dates under this Agreement;

               (b) with respect to any defeasance in lieu of a prepayment in part pursuant to Section 2.6(a), payments on or prior to, but as close as
                      --------------
     possible to, (i) each scheduled Payment Date, after the Defeasance Date, of installments of principal of and interest at the Interest Rate on the amount of the principal so defeased calculated to amortize fully the amount of the principal so defeased over the remaining term (as of the Defeasance
     Date) to the Amortization Date on the basis of equal monthly combined installments of principal and interest and (ii) the Maturity Date, of the unpaid portion of the amount of the principal so defeased and any accrued and unpaid interest thereon; or

               (c) with respect to any defeasance in lieu of a prepayment pursuant to Section 2.7(a), payments on or prior to, but as close as
                 --------------
     possible to, (i) each scheduled Payment Date, after the Defeasance Date, of installments of principal of and interest at the Interest Rate on the Release Price calculated to amortize fully the Release Price over the remaining term (as of the Defeasance Date) to the Amortization Date on the basis of equal monthly combined installments of principal and interest and
     (ii) the Maturity Date, of the unpaid portion of the Release Price and any accrued and unpaid interest thereon.

               "Second Amendment" means the Second Amendment to Loan Agreement
                ----------------
     dated as of March 31, 1995, by and among Borrower, Lender and Custodian.

               "Securitization Closing Date" means the date on which the
                ---------------------------
     Securitization is effected.

               "Servicer" means Pacific Mutual Life Insurance Company, or any
                --------
     Person appointed as Servicer under the Pooling and Servicing Agreement or such Person's successor in interest.

               "Single-Purpose Entity" means a Person, other than an individual,
                ---------------------
     which (i) is formed or organized solely for the purpose of holding, directly or indirectly, an ownership interest in the Mortgaged Property,
     (ii) does not engage in any business unrelated to the Mortgaged Property,
     (iii) does not have any assets other than those related to its interest in the Mortgaged Property or any indebtedness other than as permitted by this Agreement, the Mortgages or the other Loan

     Documents, (iv) has its own separate books and records and has its own accounts (other than the Collection Accounts and the Cash Collateral Account), in each case which are separate and apart from the books and records and accounts (except as set forth above) of any other Person, (v) if a corporation, at all times has an Independent director (mutually acceptable to Borrower and Lender; the present Independent directors being acceptable to Borrower and Lender), and (vi) holds itself out as being a Person separate and apart from any other Person. For purposes of this Agreement, the definition of "Single-Purpose Entity" shall not prohibit unsecured loans from the Manager to FRP.

               "Treasury Yield A" means the linear interpolation of the bond
                ----------------
     equivalent yields as reported in Federal Reserve Statistical Release H.15 - Selected Interest Rates under the heading "U.S. Government Securities/Treasury Constant Maturities" for the week ending prior to the date of prepayment of U.S. Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating January 1, 2001.
     The above calculation shall be rounded to the nearest one thousandth percent.

               "Treasury Yield B" means the linear interpolation of the bond
                ----------------
     equivalent yields as reported in Federal Reserve Statistical Release H.15 - Selected Interest Rates under the heading "U.S. Government Securities/Treasury Constant Maturities" for the week ending prior to the date of prepayment of U.S. Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating January 1, 2000.
     The above calculation shall be rounded to the nearest one thousandth percent.

               "U.S. Obligations" means direct non-callable obligations of the
                ----------------
     United States of America, secured by the full faith and credit of the United States of America.

               "Yield Maintenance Premium" means, with respect to any prepayment
                -------------------------
     pursuant to Sections 2.6, 2.7(a) or 2.7(d) of the Loan Agreement:
                 ------------  ------    ------

               (a) if Treasury Yield A is equal to or greater than 5.65%, an amount calculated by discounting monthly to net present value the product of (i) 8.3333% and (ii) the greater of (x)(A) the Interest Rate less (B)
                                                                     ----
     Treasury Yield A plus 1.50% and (y) .5% and (iii) the amount prepaid, for the period from the month in which the prepayment date occurs to January 1, 2001, using a discount rate equal to Treasury Yield A plus 1.50%; or

               (b) if Treasury Yield A is less than 5.65%, an amount calculated by discounting monthly to net present value the product of (i) 8.3333% and (ii) the greater of (x)(A) the Interest Rate less (B) Treasury Yield B plus 1.50% and (y) .5% and (iii)
                   ----
     the amount prepaid, for the period from the month in which the prepayment date occurs to January 1, 2000, using a discount rate equal to Treasury Yield B plus 1.50%.

     With respect to the above calculations, yield and discount rate shall be rounded to the nearest one thousandth percent.

          2. Section 2.6 of the Loan Agreement is hereby amended by deleting such Section 2.6 in its entirety and inserting the following in its place:

               Section 2.6.  Voluntary Prepayment.  (a)  Subject to Section
                             --------------------                   -------
     8.26, Borrower may voluntarily prepay the Loan in whole after April 1,
     ----
     1997, and, unless an Event of Default shall have occurred and be continuing, Borrower may voluntarily prepay the Loan in part after January 1, 1997; provided, however, that, in the case of any voluntary prepayment
              --------  -------  ----
     prior to January 1, 2000 such prepayment must be accompanied by an amount representing a prepayment premium equal to the Yield Maintenance Premium. The Loan may be prepaid on or prior to January 1, 1997 only as specifically described in Sections 2.7(b), (d) and (f). All interest accrued on the
                  ---------------  ---     ---
     prepayment amount through the date of prepayment must be paid with the prepayment amount.

               (b) In the event of any such voluntary prepayment, Borrower shall give Lender written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay, which notice shall be given at least five Business Days prior to the date upon which prepayment is to be made (except as provided in Section 8.26) and shall specify the date and the
                            ------------
     amount of such prepayment. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein (unless such notice is revoked by Borrower prior to the date specified therein in which event Borrower shall immediately reimburse Lender for any costs incurred in connection with the giving of such notice and its revocation).

               (c) Any voluntary prepayment of the Loan in whole or in part or any mandatory prepayment of a portion of the Loan pursuant to Section
                                                                   -------
     2.7(a) is required to be made on a Payment Date.
     ------

          3. Section 2.7 of the Loan Agreement is hereby amended by deleting such Section 2.7 in its entirety and by inserting the following in its place:

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

          Section 2.7.  Mandatory Prepayment.  (a)  Borrower may Transfer any
                        --------------------
     Individual Property at any time after January 1, 1997; provided, however,
                                                            --------  -------
     that (i) Borrower may not Transfer all of the Mortgaged Property until
     ----
     after April 1, 1997 and (ii) Borrower shall have given Lender at least 30 days' prior written notice of the Transfer and, upon the date of the consummation of any such Transfer (unless such notice is revoked by Borrower prior to the date specified therein in which event Borrower shall immediately reimburse Lender for any reasonable costs incurred in connection with the giving of such notice and its revocation), Borrower shall either (x) defease the Loan pursuant to Section 8.26, if so required,
                                                   ------------
     or (y) pay to Lender:

               (i)  interest accrued on the portion of the Loan being prepaid;

               (ii) in the case of any prepayment prior to January 1, 2000, an amount representing a prepayment premium equal to the Yield Maintenance Premium;

               (iii) an amount equal to 125% of the Allocated Loan Amount for such Individual Property (the "Release Price"); and
                                         -------------

               (iv)  all other amounts due under the Related Mortgage.

               (b) If Borrower is required by Lender under the provisions of a Mortgage to prepay the Loan or any portion thereof in the event of damage, destruction or a Taking of a Facility, Servicer shall prepay a portion of the Loan (such prepayment to be applied to the Allocated Loan Amount for such Facility) such that the principal amount prepaid together with (x) interest thereon to the immediately succeeding Payment Date or (y) accrued interest thereon, if such payment is made on a Payment Date, exhausts the Insurance Proceeds or the Condemnation Proceeds available for such prepayment by advancing the Loss Proceeds from the Custodial Account. No Yield Maintenance Premium shall be applicable in the event of any prepayment pursuant to this Section 2.7(b).
                                 --------------

               (c)  Intentionally deleted.

               (d) If Borrower fails to make any payment of principal of or interest on the Loan when due (excluding the payment due on the Maturity
     Date), Borrower shall, on each Payment Date thereafter until such amount has been paid, prepay the Loan in an aggregate amount equal to the Excess Cash Flow for the prior month, together with, in the event of any such prepayment prior to January 1, 2000, an amount representing a prepayment premium equal to the Yield Maintenance Premium.

               (e) Upon prepayment of the Loan in full, Borrower shall pay to Lender, in addition to the amounts specified in Section 2.6 or this Section
                                                     -----------         -------
     2.7, as applicable, any other amounts then due and payable to Lender
     ---
     pursuant to the Loan Documents.  All prepayments made pursuant to Section
                                                                       -------
     2.6 or this Section 2.7 shall be applied in accordance with the provisions
     ---         -----------
     of Section 2.8.
        -----------

          6. Section 2.8 of the Loan Agreement is hereby amended by deleting such Section 2.8 in its entirety and by inserting the following in its place:

               Section 2.8.  Application of Payments.  All proceeds (including
                             -----------------------
          any Net Proceeds) of any repayment, including prepayments, of the Loan shall be applied to pay: first, any reasonable out-of-pocket costs and
                                   -----
          expenses of Lender arising as a result of such repayment; second, any
                                                                    ------
          interest then payable with respect to the Loan or the portion thereof being repaid; third, the outstanding principal amount of the Loan or
                        -----
          the portion thereof being repaid; and fourth, the Yield Maintenance
                                                ------
          Premium, if any, on the Loan or the portion thereof being repaid.

          7. With respect to all activities pertaining to the Collection Accounts, Security Deposit Accounts and Cash Collateral Accounts first occurring after April 1, 1995, Section 2.12 of the Loan Agreement is hereby amended as follows:

               (a) Sections 2.12(a) and (b) are hereby deleted in their entirety and the following is inserted in their place:

               Section 2.12.  Central Cash Management.  (a)  Collection and
                              -----------------------        --------------
          Security Deposit Accounts.  Borrower hereby acknowledges and agrees
          -------------------------
          that all of the Rents (other than security deposits from tenants), Money and Proceeds received from Accounts derived from the Facilities shall be utilized first (i) to pay all amounts to become due and payable under the Note by funding the Debt Service Payment Sub-Account to the extent required pursuant to Section 2.12(g)(i), (ii) to fund
                                             ------------------
          the Basic Carrying Costs Sub-Account to the extent required pursuant to Section 2.12(g)(ii), (iii) to fund the Capital Reserve Sub-Account
             -------------------
          to the extent required pursuant to Section 2.12(g)(iii), and (iv) to
                                             --------------------
          pay all Operating Expenses. For each Facility, Borrower shall open and maintain at the specified Collection Account Bank a demand deposit account (a "Collection Account")
                      ------------------
          and, at Borrower's option, a second demand deposit account that is fully segregated and distinct from the Collection Account (a "Security
                                                                        --------
          Deposit Account").  Each Collection Account and each Security Deposit
          ---------------
          Account shall be assigned a separate and unique identification number by the Collection Account Banks and shall be opened and maintained in the name "FRP Financing Limited, L.P. as Debtor and Pacific Mutual Life Insurance Company (as custodian) as Secured Party pursuant to the Loan Agreement dated as of December 28, 1993 and amended by Amendment dated as of January 31, 1994 and Second Amendment dated as of March 31, 1995". All payments constituting Rent (other than security deposits from tenants) or made with respect to Accounts shall be payable to Manager. Manager shall collect all such Rents, Money and Proceeds received from Accounts and shall endorse all checks and deposit all such funds, within one Business Day after receipt thereof, directly into the Collection Account for the Facility. All security deposits shall be payable to Manager. Manager shall collect all security deposits with respect to a Facility and shall endorse all checks and deposit all such funds within one Business Day after receipt thereof, directly into the Security Deposit Account for the Facility or, at Borrower's option, the Collection Account for the Facility. Borrower may designate a new financial institution to serve as a Collection Account Bank hereunder as provided in Section 2.13(1).
                                                                ---------------
          Each Collection Account shall at all times be an Eligible Account. Borrower shall have no right of withdrawal from the Collection Accounts or the Security Deposit Accounts except that, prior to a Collection Account Bank's receipt of notice of the occurrence of an Event of Default from Custodian (given at the request of Lender or Servicer), Borrower may withdraw funds from the applicable Security Deposit Account to refund or apply security deposits as required by the Leases or by applicable Legal Requirements, and, after delivery of such notice, Lender, on written request from Borrower with appropriate supporting materials, will direct the Collection Account Banks to release funds from the Security Deposit Accounts to refund security deposits as required by the Leases or by applicable Legal Requirements.

               (b)  Cash Collateral Account.  Pursuant to the Letters of
                    -----------------------
          Instructions delivered to the Collection Account Banks (the "Letters
                                                                       -------
          of Instructions") in substantially the form attached hereto as Exhibit
          ---------------                                                -------
          M, Borrower has authorized and directed the Collection Account Banks
          -
          to transfer on a daily basis all funds in
          excess of $10,000 deposited in the Collection Accounts for the Facilities to account no. 677333858 at the 135 South LaSalle Street, Chicago, Illinois branch of the Bank entitled "Pacific Mutual Life Insurance Company (as custodian) as Secured Party pursuant to a Loan Agreement dated as of December 28, 1993 and amended by Amendment dated as of January 31, 1994 and Second Amendment dated as of March 31, 1995 among FRP Financing Limited, L.P., Nomura Asset Capital Corporation and Pacific Mutual Life Insurance Company" (the "Cash Collateral
                                                           ---------------
          Account").  Lender may elect to change the financial institution at
          -------
          which the Cash Collateral Account shall be maintained; provided,
                                                                 --------
          however, that Lender shall give Borrower and each Collection Account
          -------  ----
          Bank not fewer than 30 days' prior notice of each change and the financial institution to which the Cash Collateral Account may be transferred shall be subject to Borrower's reasonable approval. The Cash Collateral Account shall at all times be an Eligible Account. Borrower has established the Cash Collateral Account in the name of Custodian, and the Cash Collateral Account shall be under the sole dominion and control of Custodian. Borrower shall have no right of withdrawal in respect of the Cash Collateral Account.

               (b) In the first sentence of Section 2.12(d), the phrase "which request may be made one time per month" is inserted at the end of the phrase "Upon the request of Borrower".

               (c) The first sentence of Section 2.12 (f) is deleted in its entirety and the following sentence is inserted in its place "On or before the third Business Day of each month during the term of the Loan, Lender shall notify Borrower of the Debt Service, excluding any Scheduled Defeasance Payments pursuant to Section 8.26, that will be payable to
                                     ------------
     Lender on the Payment Date in the next calendar month (the "Required Debt
                                                                 -------------
     Service Payment").
     ---------------

               (d) In Section 2.12(f)(ii) the phrase "If amounts are then allocated to the Basic Carrying Cost Sub-Account, at" is deleted and "At" is inserted in its place.

               (e) For months prior to April 1995, Section 2.12(g) as contained in the Loan Agreement without giving effect to this Amendment shall be applicable. For all months commencing with April 1995, Section 2.12(g) is hereby deleted and the following is inserted in its place:

                    (g)  Monthly Funding of Sub-Accounts.  During each month in
                         -------------------------------
          the term of the Loan commencing with

          April 1995 (each, the "Current Month"), all funds then in the
                                 -------------
          Collection Accounts in excess of $10,000 shall be transferred to the Cash Collateral Account pursuant to the Letters of Instructions referred to in Section 2.12(b), and Lender shall allocate all funds
                         ---------------
          then on deposit in the Cash Collateral Account among the Sub-Accounts as follows and in the following priority:

                    (i)  first, to the Debt Service Payment Sub-Account, until
                         -----
               an amount equal to the Required Debt Service Payment for the Payment Date occurring in the month following the Current Month has been allocated to the Debt Service Payment Sub-Account;

                   (ii)  second, to the Basic Carrying Costs Sub-Account, until
                         ------
               an amount equal to the Basic Carrying Costs Monthly Installment for the Current Month has been allocated to the Basic Carrying Costs Sub-Account; and

                  (iii)  third, to the Capital Reserve Sub-Account, until an
                         -----
               amount equal to the Capital Reserve Monthly Installment for the Current Month has been allocated to the Capital Reserve Sub-Account.

               Provided that (i) no Event of Default has occurred and is continuing and (ii) Lender has received all financial information described in Section 5.1(Q) for the most recent periods for which the
                       --------------
          same are due, Lender agrees that in each Current Month any amounts deposited into or remaining in the Cash Collateral Account after the minimum amounts set forth in clauses (i), (ii) and (iii) above have
                                       -----------  ----     -----
          been satisfied with respect to the Current Month and any periods prior thereto shall be disbursed by wire (x) once promptly following the date such minimum amounts have been satisfied, (y) thereafter, once a week in the then Current Month and (z) on the last Business Day of the then Current Month, at Borrower's expense, to the following account:
          Bank One, Indianapolis, N.A., Account Number: 30-70331, ABA Number:
          074000010, Account Name: FRP Financing Limited, L.P., Tax I.D. #35-1904158, or such other account that Borrower may request. Borrower shall use any funds distributed to Borrower (or to Manager) pursuant to the foregoing to first pay all Operating Expenses, and, unless prepayments of the Loan from Excess Cash Flow are then required pursuant to Section 2.7(d), all Excess Cash Flow may be retained by
                      --------------
          Borrower and used for, or applied to, any purpose, including, without limitation, dividends or other distributions. If an Event of Default has occurred and so long as it is continuing, any amounts deposited into or remaining in the Cash Collateral Account after Lender has allocated minimum amounts as hereinabove provided shall be for the account of Lender and may be withdrawn by Lender to be applied as provided in the Loan Documents.

               If, on any Payment Date, the balance in the Debt Service Payment Sub-Account is insufficient to make the payment of Required Debt Service Payment, then a Default shall exist hereunder, and Lender may (but shall not obligated to) direct Servicer to withdraw funds from the Basic Carrying Costs Sub-Account or the Capital Reserve Sub-Account to pay such deficiency. In the event that Lender elects to apply the proceeds of either such Sub-Account to pay any Required Debt Service Payment, Borrower shall, upon demand, repay to Lender the amount of such withdrawn funds to replenish such Sub-Account, and if Borrower shall fail to repay such amounts within five days after such withdrawal, an Event of Default shall exist hereunder, which Event of Default shall not be cured unless and until Borrower repays such amount or all Sub-Accounts have again been fully funded from Rents, Money or Proceeds received from Accounts. Lender may, at its sole option, replenish such Sub-Account out of available Rents, Money or Proceeds received from Accounts in subsequent months which Borrower would have otherwise been entitled to receive.

          (f) The third sentence in Section 2.12(i) is deleted in its entirety and the following sentences are inserted in its place:

          (In the event such a change in law prohibits Borrower from assuming liability for payment of any such Imposition, Borrower shall prepay a portion of the Loan equal to the Allocated Loan Amount with respect to the affected Facility (such prepayment to be applied to the Allocated Loan Amount for such Facility), without payment of the Yield Maintenance Premium, together with (x) interest accrued thereon to the immediately succeeding Payment Date or (y) accrued interest thereon, if such prepayment is made on a Payment Date. Such prepayment shall be made on the date that is 120 days after such change in law and failure to pay such amounts on the date due shall be an Event of Default.)

          8. Section 2.13(b) of the Loan Agreement is hereby amended by deleting at the end of clause (iii) the following phrase:

     "and the accounts into which funds may be transferred by the Collection Account Banks after the sweep to the Cash Collateral Account is terminated by Lender or Custodian in any month".

          9. Section 2.13(c) of the Loan Agreement is hereby amended by deleting the second sentence and inserting the following sentence in its place:

          Borrower and the Bank have also executed and delivered that certain Cash Collateral Account Agreement dated as of the date of the Second Amendment (the "CC Account Agreement"), the form of which is attached
                     --------------------
     hereto as Exhibit O.
               ---------

          10. Section 4.1(S) of the Loan Agreement is hereby amended by inserting the following at the end of Section 4.1(S):

          In the event (x) FRP is consolidated with another entity to create a new limited partner of Borrower in such a manner so that immediately after the consolidation (i) FRI ceases to be a general partner of FRP and (ii) FRI serves as a general partner solely for Borrower and not for any other entity and (y) FGI acknowledges in writing to Borrower that FRI is not liable for the payment of any Deferred Management Fees (as defined in the Management Agreement), the provisions of Section 4.1(S) of the Loan Agreement shall no longer be applicable to such new limited partner of Borrower.

          11   Section 4.1 of the Loan Agreement is hereby amended by inserting the following at the end of Section 4.1:

          (KK)   Permitted Encumbrances.  The Permitted Encumbrances do not
                 ----------------------
     cause a Material Adverse Effect.

          12   Section 5.1(P) of the Loan Agreement is hereby amended by
deleting the fourth sentence and inserting in the following sentence in its place:

          Notwithstanding the foregoing, any successor property manager selected hereunder by Lender or Borrower to serve as Manager shall be a reputable management company having at least seven years' experience in the management of skilled nursing homes, assisted living facilities and/or congregate care facilities (as the case may be) in the state in which the Facility is located, and shall, if after the Securitization Closing Date,
     (i) have qualifications such that the then current ratings of no class of the Certificates would be downgraded or withdrawn by the Rating Agencies upon such an appointment (which in the case of S&P shall be evidenced in writing from S&P) and (ii) be reasonably acceptable to Servicer.

          13. Section 6.1(C) of the Loan Agreement is hereby amended by deleting such Section 6.1(C) in its entirety and inserting the following in its place:

               (C)  Other Borrowings.  Incur, create, assume, become or be
                    ----------------
     liable in any manner with respect to Other Borrowings, except that Borrower may incur secured or unsecured indebtedness relating solely to financing or leasing of Equipment and costs associated with such indebtedness (x) which does not exceed $150,000 in aggregate at any Facility or $1,000,000 in the aggregate at all the Facilities, and (y) the proceeds of which are not distributed to Borrower except as reimbursement for monies expended by Borrower to fund the financing or leasing of such Equipment.

          14. Section 6.1(K) of the Loan Agreement is hereby amended by deleting such Section 6.1(K) and inserting the following in its place:

          (K)  Admission of Partners.  Admit any Person as a partner of
               ---------------------
     Borrower, unless (i) the Person(s) who is so admitted pledges its partnership interest to Lender pursuant to an agreement in the form of Exhibit L attached hereto, (ii) if such Person is admitted as a general
     ---------
     partner of the Borrower, (x) such Person is a Single-Purpose Entity, (y) such Person confirms to Lender in writing the representations and covenants contained in Section 4.1(S) with respect to itself, and (z) prior to such
                  --------------
     Person's admission as a general partner, a non-consolidation opinion in form and substance acceptable to the Rating Agencies is delivered to the Lender and the Rating Agencies and (iii) if such Person is admitted as a limited partner of the Borrower owning in the aggregate 49% or more of the partnership interests in the Borrower, prior to such Person's admission as a limited partner, a non-consolidation opinion in form and substance acceptable to the Rating Agencies is delivered to the Lender and the Rating Agencies.

          15. Section 8.9 of the Loan Agreement is hereby amended by inserting the following sentence at the end of Section 8.9:

          Following the assignment of this Agreement, the Note, the Mortgages and the other Loan Documents by Nomura Asset Capital Corporation ("NACC")
                                                                        ----
     in connection with the Securitization, in addition to providing notices to Lender's assignee in accordance with instructions received from such assignee, Borrower shall continue to send copies of all notices and other communications to NACC at the address set forth in
     Section 8.6 or to such other address as may be designated by NACC pursuant
     -----------
     to Section 8.6.
        -----------

          16.  The following new Section 8.26 is hereby inserted after Section
8.25 of the Loan Agreement:

          Section 8.26.  Defeasance.  (a)  After April 1, 1997, in the event (i)
                         ----------
     Borrower exercises its option to prepay the Loan pursuant to Section 2.6(a)
                                                                  --------------
     or is obligated to make a mandatory prepayment pursuant to Section 2.7(a)
                                                                --------------
     and (ii) the sum of (x) the amount of the prepayment (or Release Price if
     Section 2.7(a) is applicable), plus (y) the Yield Maintenance Premium
     --------------                 ----
     equals or exceeds the cost of purchasing U.S. Obligations which are sufficient to provide Scheduled Defeasance Payments, Borrower shall defease the Loan in lieu of making the payments specified in Sections 2.6(a) or
                                                          ---------------
     2.7(a), as applicable, in compliance with the following conditions
     ------
     precedent:

               (i) the delivery by Borrower of not less than 30 days' prior written notice to Lender specifying a regularly scheduled Payment Date (the "Defeasance Date") on which the Defeasance Deposit is to be made;
                ---------------

               (ii) the payment to Lender of all scheduled interest and principal payments due and unpaid on the Defeasance Date;

               (iii) with respect to defeasance in lieu of a prepayment in whole pursuant to Section 2.6(a) only, the payment to Lender of all
                            --------------
          other sums due under the Note, the Mortgages and the other Loan Documents;

               (iv) with respect to defeasance in lieu of prepayments pursuant to Section 2.7(a) only, (x) payment of all other amounts due under the
             --------------
          Related Mortgage and (y) satisfaction of the conditions contained in
          Section 2.11(a);
          ---------------

               (v)  the payment to Lender of the Defeasance Deposit; and

               (vi)  the delivery to Lender of:

                    (A) a security agreement, in form and substance reasonably satisfactory to Lender, creating a first priority lien on the Defeasance Deposit and the U.S. Obligations purchased on behalf of Borrower with the Defeasance Deposit in accordance with this provision of this Section 8.26 (the "Security Agreement");
                                 ------------       ------------------

                    (B) with respect to defeasance in lieu of a prepayment in whole pursuant to Section 2.6(a) only, releases for each of the
                                 --------------
               Individual Properties from the lien of the Related Mortgage and the Assignment of Leases and UCC-1 financing statements (for execution by Lender) in forms appropriate for the jurisdiction in which each Individual Property is located;

                    (C) with respect to defeasance in lieu of prepayments pursuant to Section 2.7(a) only, the releases described in
                           --------------
               Section 2.11(a) (for execution by Lender) in forms appropriate
               ---------------
               for the jurisdiction in which the applicable Individual Property is located;

                    (D) an officer's certificate of Borrower certifying that the requirements set forth in this Section 8.26 have been
                                                  ------------
               satisfied;

                    (E) an opinion of counsel for Borrower in form satisfactory to Lender stating, among other things, that Lender has a perfected first priority security interest in the Defeasance Deposit and the U.S. Obligations purchased by Lender on behalf of Borrower; and

                    (F) such other certificates, documents or instruments as Lender may reasonably request.

               In connection with the conditions set forth above, Borrower hereby appoints Lender as its agent and attorney-in-fact for the purpose of using the Defeasance Deposit to purchase U.S. Obligations which provide Scheduled Defeasance Payments and Lender shall upon receipt of the Defeasance Deposit purchase such U.S. Obligations on behalf of Borrower. Borrower, pursuant to the Security Agreement or other appropriate document, shall authorize and direct that the payments received from the U.S. Obligations shall be made directly to Lender and applied to satisfy the obligations of Borrower under the Note.

          (b) With respect to defeasance in lieu of a prepayment in whole pursuant to Section 2.6(a), upon compliance with the requirements of
                 --------------
     Section 8.26(a), (i) the Mortgaged Property shall be released from the
     ---------------
     liens of the Mortgages and the Assignments of Leases, (ii) the general partner and the limited partner of Borrower shall be released from the pledge under the Pledge and Security Agreement and (iii) the pledged U.S. Obligations shall be the sole source of collateral securing the Note. With respect to a defeasance in lieu of a prepayment pursuant to Section 2.7(a), upon compliance with
                                         --------------
     the requirements of Section 8.26(a) the applicable Individual Property or
                         ---------------
     Properties shall be released pursuant to Section 2.11(a).
                                              ---------------

          (c) Any portion of the Defeasance Deposit in excess of the amount necessary to purchase the U.S. Obligations required by Section 8.26(a)
                                                            ---------------
     above or to satisfy the other requirements of Section 8.26(a) shall be
                                                   ---------------
     remitted to Borrower.


          (d) If Lender determines that, notwithstanding all reasonable efforts by Borrower, Borrower is unable to comply with the conditions precedent set forth in Section 8.26(a) with respect to defeasance, but Borrower complies
              ---------------
     with all requirements relating to prepayment, Borrower shall be entitled to prepay all or a portion of the Loan.

          17.  Exhibit M attached hereto is hereby substituted for Exhibit M to
               ---------                                           ---------
the Loan Agreement.

          18.  Exhibit O attached hereto is hereby substituted for Exhibit O to
               ---------                                           ---------
the Loan Agreement.

          19. On March 31, 1995 Borrower will transfer $451,000.00 to the Bank for deposit in the Basic Carrying Costs Sub-Account.

          20. As modified by this Second Amendment, the Loan Agreement shall remain in full force and effect among the parties hereto.

          21. This Second Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

          IN WITNESS WHEREOF, this Second Amendment has been executed as of the day and year first above written.

                                          NOMURA ASSET CAPITAL CORPORATION, a
                                          Delaware corporation


                                          By: /s/ Perry Gershon
                                             ---------------------------------
                                               Name: Perry Gershon
                                               Title: Vice President


                                          FRP FINANCING LIMITED, L.P., a
                                          Delaware limited partnership


                                          By:  Forum Retirement, Inc., a
                                               Delaware corporation,
                                               General Partner


                                               By: /s/ Paul A. Shively
                                                  ----------------------------
                                                  Name: Paul A. Shively
                                                  Title: Vice President

                                          PACIFIC MUTUAL LIFE INSURANCE COMPANY,
                                          a California corporation


                                          By: /s/ M.A. Curran
                                             ---------------------------------
                                               Name: M.A. Curran
                                               Title: Vice President

                                          By: /s/ C.S. Dillion
                                              --------------------------------
                                               Name: C.S. Dillion
                                               Title: Assistant Secretary